SCHEDULE A

The Lord Abbett Family of Funds

Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement

As of March 31, 20171

FUNDS	CLASSES

Lord Abbett Affiliated Fund, Inc.	A, B, C, F, P, R2, R3, R4, T

Lord Abbett Bond-Debenture Fund, Inc.	A, B, C, F, P, R2, R3, R4, T

Lord Abbett Developing Growth Fund, Inc.	A, B, C, F, P, R2, R3, R4, T

Lord Abbett Equity Trust
Lord Abbett Calibrated Large Cap Value Fund	A, C, F, R2, R3, R4, T
Lord Abbett Calibrated Mid Cap Value Fund	A, C, F, R2, R3, R4, T

Lord Abbett Global Fund, Inc.
Lord Abbett Emerging Markets Corporate Debt Fund	A, C, F, R2, R3, R4, T
Lord Abbett Emerging Markets Currency Fund	A, B, C, F, P, R2, R3, R4, T
Lord Abbett Emerging Markets Local Bond Fund	A, C, F, R2, R3, R4, T
Lord Abbett Multi-Asset Global Opportunity Fund	A, B, C, F, P, R2, R3, R4, T

Lord Abbett Investment Trust
Lord Abbett Convertible Fund	A, B, C, F, P, R2, R3, R4, T
Lord Abbett Core Fixed Income Fund	A, B, C, F, P, R2, R3, R4, T
Lord Abbett Core Plus Bond Fund	A, C, F, R2, R3, R4, T
Lord Abbett Corporate Bond Fund	A, C, F, R2, R3, R4, T
Lord Abbett Diversified Equity Strategy Fund	A, B, C, F, P, R2, R3, R4, T
Lord Abbett Floating Rate Fund	A, B, C, F, R2, R3, R4, T
Lord Abbett High Yield Fund	A, B, C, F, P, R2, R3, R4, T
Lord Abbett Income Fund	A, B, C, F, P, R2, R3, R4, T
Lord Abbett Inflation Focused Fund	A, C, F, R2, R3, R4, T
Lord Abbett Multi-Asset Balanced Opportunity Fund	A, B, C, F, P, R2, R3, R4, T
Lord Abbett Multi-Asset Growth Fund	A, B, C, F, P, R2, R3, R4, T
Lord Abbett Multi-Asset Income Fund	A, B, C, F, P, R2, R3, R4, T
Lord Abbett Short Duration Core Bond Fund	A, C, F, R2, R3, R4, T
Lord Abbett Short Duration Income Fund	A, B, C, F, P, R2, R3, R4, T
Lord Abbett Total Return Fund	A, B, C, F, P, R2, R3, R4, T
Lord Abbett Ultra Short Bond Fund	A, F, T

Lord Abbett Mid Cap Stock Fund, Inc.	A, B, C, F, P, R2, R3, R4, T

Lord Abbett Municipal Income Fund, Inc.
Lord Abbett AMT Free Municipal Bond Fund	A, C, F, T
Lord Abbett California Tax-Free Income Fund	A, C, F, P, T
Lord Abbett High Yield Municipal Bond Fund	A, B, C, F, P, T

1 As amended on March 31, 2017 to reflect the addition of Lord Abbett Corporate Bond Fund and Lord Abbett Short Duration Core Bond Fund, each a series of Investment Trust.

Lord Abbett Intermediate Tax-Free Fund	A, B, C, F, P, T
Lord Abbett National Tax-Free Income Fund	A, B, C, F, P, T
Lord Abbett New Jersey Tax-Free Income Fund	A, F, P, T
Lord Abbett New York Tax-Free Income Fund	A, C, F, P, T
Lord Abbett Short Duration High Yield Municipal Bond Fund	A, C, F, T
Lord Abbett Short Duration Tax Free Fund	A, B, C, F, T

Lord Abbett Research Fund, Inc.
Lord Abbett Calibrated Dividend Growth Fund	A, B, C, F, P, R2, R3, R4, T
Lord Abbett Growth Opportunities Fund	A, B, C, F, P, R2, R3, R4, T
Small-Cap Value Series	A, B, C, F, P, R2, R3, R4, T

Lord Abbett Securities Trust
Lord Abbett Alpha Strategy Fund	A, B, C, F, P, R2, R3, R4, T
Lord Abbett Fundamental Equity Fund	A, B, C, F, P, R2, R3, R4, T
Lord Abbett Global Core Equity Fund	A, C, F, R2, R3, R4, T
Lord Abbett Growth Leaders Fund	A, B, C, F, R2, R3, R4, T
Lord Abbett International Core Equity Fund	A, B, C, F, P, R2, R3, R4, T
Lord Abbett International Dividend Income Fund	A, B, C, F, R2, R3, R4, T
Lord Abbett International Opportunities Fund	A, B, C, F, P, R2, R3, R4, T
Lord Abbett Micro-Cap Growth Fund	A
Lord Abbett Micro-Cap Value Fund	A
Lord Abbett Value Opportunities Fund	A, B, C, F, P, R2, R3, R4, T

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.	A, B, C